                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): NOVEMBER 30, 2000



                            BAKER HUGHES INCORPORATED
             (Exact name of registrant as specified in its charter)



         DELAWARE                       1-9397                  76-0207995
(State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
     of incorporation)                                     Identification No.)


           3900 ESSEX LANE
            HOUSTON, TEXAS                              77027-5177
  (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code: (713) 439-8600

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

     On November 30, 2000, Baker Hughes Incorporated, a Delaware corporation (the "Company"), consummated the transactions contemplated by the Master Formation Agreement dated September 6, 2000 (the "MFA"), among the Company, Schlumberger Limited, a Netherlands Antilles corporation ("Schlumberger"), and certain wholly owned subsidiaries of Schlumberger. Under the terms of the MFA, the Company and Schlumberger created a venture by transferring the seismic fleets, data processing assets, exclusive and nonexclusive multi-client surveys and other assets of the Company's Western Geophysical division and Schlumberger's Geco-Prakla. The Company and Schlumberger respectively own 30% and 70% of the venture, which will operate under the name Western GECO. Other than the Western GECO venture, neither the Company nor any of its affiliates, directors or officers or any associates of any its directors or officers has any material relationships with Schlumberger.

     Pursuant to the MFA, the Company received $493.4 million of cash from Schlumberger for the transfer of a portion of the Company's ownership in Western GECO and the sale of certain assets. The Company contributed $15.0 million in working capital to Western GECO, consisting of a $6.6 million cash credit from Schlumberger and $8.4 million of accounts receivable. The consideration received by the Company was negotiated at arms' length. In the transaction, the Company retained certain working capital and other assets of its Western Geophysical division, valued at approximately $100 million. The Company disposed of a portion of such assets prior to closing and expects to liquidate the balance to further reduce the Company's outstanding debt. The Company's cash proceeds from the transaction were used to reduce debt.

     As soon as practicable after November 30, 2004, the Company or Schlumberger will make a cash true-up payment to the other party based on a formula comparing the ratio of the net present value of sales revenue from each party's contributed multiclient seismic libraries during the four year period ending November 30, 2004 and the ratio of the net book value of those libraries on the date of closing. The maximum payment that either party is required to make as a result of this adjustment is $100.0 million.

     The Company does not expect to recognize any gain or loss resulting from the initial formation of the venture due to the Company's material continued involvement in the operations of Western GECO. The Company is expected to incur costs of approximately $16 million in connection with the transaction. In addition, the Company is expected to provide approximately $45.0 million for additional taxes related to the repatriation of the proceeds from the formation of Western GECO and to provide for additional taxes related to the future repatriation of earnings to utilize the Company's foreign tax credit carryover.

     All material regulatory clearances for the transaction have been obtained.

     The description of the MFA set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the MFA, which is filed as
Exhibit 2.1 hereto and is incorporated herein by reference. The related Shareholders' Agreement, Closing Agreement and the press release announcing the completion of the transactions contemplated by the MFA are filed as Exhibits 10.1, 10.2 and 99.1, respectively, hereto and are hereby incorporated by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (b)  Pro Forma Financial Information.

                Unaudited Pro Forma Consolidated Condensed Statement of
                  Operations for the Year Ended December 31, 1999

                Unaudited Pro Forma Consolidated Condensed Statement of
                  Operations for the Nine Months Ended September 30, 2000

                Unaudited Pro Forma Consolidated Condensed Statement of
                  Financial Position as of September 30, 2000

                Notes to Unaudited Pro Forma Consolidated Condensed Financial
                  Statements

           (c)  Exhibits.

                2.1 Master Formation Agreement dated September 6, 2000, among Schlumberger, the Company and certain wholly owned subsidiaries of Schlumberger (incorporated by reference to Exhibit 2.1 of the Current Report of the Company on Form 8-K dated September 7, 2000, SEC File No. 1-9397).

               10.1 Shareholders' Agreement dated November 30, 2000, among Schlumberger, the Company and the other parties listed on the signature pages thereto (incorporated by reference to Exhibit 10.1 of the Current Report of the Company on Form 8-K dated December 14, 2000, SEC File No. 1-9397).

               10.2 Closing Agreement dated November 30, 2000, among Schlumberger, the Company and certain wholly owned subsidiaries of Schlumberger (incorporated by reference to Exhibit 10.2 of the Current Report of the Company on Form 8-K dated December 14, 2000, SEC File No. 1-9397).

               99.1 Press Release of the Company dated November 30, 2000 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K dated December 14, 2000, SEC File No. 1-9397).

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BAKER HUGHES INCORPORATED


                                        By:   /s/ Sandra E. Alford
                                           ------------------------------------
                                                  Sandra E. Alford
                                                  Corporate Secretary

Date: February 12, 2001

                Unaudited Pro Forma Consolidated Condensed Statement of
                  Operations for the Nine Months Ended September 30, 2000

                            BAKER HUGHES INCORPORATED

         UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

     On November 30, 2000, the Company and Schlumberger created a venture by transferring the seismic fleets, data processing assets, exclusive and nonexclusive multi-client surveys and other assets of the Company's Western Geophysical division and Schlumberger's Geco-Prakla. The Company and Schlumberger respectively own 30% and 70% of the venture, which will operate under the name Western GECO. In conjunction with the transaction, the Company received $493.4 million of cash from Schlumberger in exchange for the transfer of a portion of the Company's ownership in Western GECO and the sale of certain assets. The Company contributed $15.0 million in working capital to Western GECO, consisting of a $6.6 million cash credit from Schlumberger and $8.4 million of accounts receivable. In the transaction, the Company retained certain working capital and other assets of its Western Geophysical division, valued at approximately $100 million. The Company disposed of a portion of such assets prior to closing and expects to liquidate the balance to further reduce the Company's outstanding debt. The Company's cash proceeds from the transaction were used to reduce debt.

     The Company does not expect to recognize any gain or loss resulting from the initial formation of the venture due to the Company's material continued involvement in the operations of Western GECO. The Company is expected to incur costs of approximately $16 million in connection with the transaction. In addition, the Company is expected to provide approximately $45.0 million for additional taxes related to the repatriation of the proceeds from the formation of Western GECO and to provide for additional taxes related to the future repatriation of earnings to utilize the Company's foreign tax credit carryover.

     The accompanying unaudited pro forma consolidated condensed financial statements illustrate the effects of the disposition of assets of Western Geophysical and the recording of the Company's interest in the earnings of Western GECO on the Company's results of operations and financial position. The unaudited pro forma consolidated condensed statements of operations for the year ended December 31, 1999 and the nine months ended September 30, 2000 are based on the historical statements of operations and assume that the venture formation had occurred as of the beginning of the periods presented. The unaudited pro forma consolidated condensed statement of financial position as of September 30, 2000 is based on the unaudited historical statement of financial position of the Company and assumes that the venture formation took place on that date.

     Certain information normally included in the financial statements prepared in accordance with generally accepted accounting principles has been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The unaudited pro forma consolidated condensed financial statements should be read in conjunction with the historical consolidated financial statements of the Company and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Company's Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q previously filed with the SEC.

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


                            BAKER HUGHES INCORPORATED

       UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

                                  (IN MILLIONS)

                                                          HISTORICAL
                                               --------------------------------
                                                                    WESTERN
                                                BAKER HUGHES      GEOPHYSICAL         PRO FORMA             PRO
                                                INCORPORATED        DIVISION         ADJUSTMENTS           FORMA
                                                ------------      ------------     --------------       ------------
Revenues                                        $   4,546.7        $   947.4              $--            $   3,599.3
                                                -----------        ---------           -------           -----------
Costs and expenses:
  Costs of revenues                                 3,677.7            929.2               --                2,748.5
  Selling, general and administrative                 655.0             50.6               --                  604.4
  Merger related costs                                 (1.6)                               --                   (1.6)
  Unusual charge (credit)                               8.8             42.9               --                  (34.1)
                                                -----------        ---------           -------           -----------
    Total                                           4,339.9          1,022.7               --                3,317.2
                                                -----------        ---------           -------           -----------
Operating income (loss)                               206.8            (75.3)              --                  282.1
Equity in pre-tax loss of affiliate                                     --               (45.7) (a)            (45.7)
Interest expense                                     (159.0)            --                25.7  (b)           (133.3)
Interest income                                         5.0              0.6               --                    4.4
Unrealized gain on trading securities                  31.5             --                 --                   31.5
                                                -----------        ---------           -------           -----------
Income (loss) from continuing operations
   before income taxes                                 84.3            (74.7)            (20.0)                139.0
Income taxes                                          (32.0)            (1.9)             (2.9) (a)            (42.2)
                                                                                          (9.2) (c)
                                                -----------        ---------           -------           -----------
Income (loss) from continuing operations               52.3            (76.6)            (32.1)                 96.8
Loss from discontinued operations,  net of
   tax                                                (19.0)            --                 --                  (19.0)
                                                -----------        ---------           -------           -----------
Net income (loss)                               $      33.3        $   (76.6)           $(32.1)                $77.8
                                                ===========        =========           =======           ===========
Basic earnings per share:
  Income  from continuing operations            $      0.16                                              $      0.29
  Discontinued operations, net of tax                 (0.06)                                                   (0.06)
                                                -----------                                              -----------
                                                $      0.10                                              $      0.23
                                                ===========                                              ===========

Diluted earnings per share:
  Income  from continuing operations            $      0.16                                               $     0.29
  Discontinued operations, net of tax                 (0.06)                                                   (0.06)
                                                -----------                                              -----------
  Net income                                    $      0.10                                               $     0.23
                                                ===========                                              ===========

             See notes to unaudited pro forma consolidated condensed
                             financial statements.

                            BAKER HUGHES INCORPORATED

       UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 2000

                                  (IN MILLIONS)


                                                        HISTORICAL
                                              -----------------------------------
                                                                    WESTERN
                                                BAKER HUGHES      GEOPHYSICAL         PRO FORMA             PRO
                                                INCORPORATED        DIVISION         ADJUSTMENTS           FORMA
                                                ------------      ------------     --------------       ------------

Revenues                                        $   3,605.3        $   577.3           $   --            $   3,028.0
                                                -----------        ---------           ------            -----------
Costs and expenses:
  Costs of revenues                                 2,781.0            520.8               --                2,260.2
  Selling, general and administrative                 511.7             35.1               --                  476.6
  Unusual credit                                      (20.1)            (8.3)              --                  (11.8)
                                                -----------        ---------           ------            -----------
    Total                                           3,272.6            547.6               --                2,725.0
                                                -----------        ---------           ------            -----------

Operating income                                      332.7             29.7               --                  303.0
Equity in pre-tax loss of affiliate                      --               --             (7.2) (a)              (7.2)
Interest expense                                     (126.0)            (3.8)            23.0  (b)             (99.2)
Interest income                                         1.9              0.4               --                    1.5
Gain on trading securities                             14.1               --               --                   14.1
                                                -----------        ---------           ------            -----------
Income from continuing operations
   before income taxes                                222.7             26.3             15.8                  212.2
Income taxes                                          (76.7)           (16.9)            (5.9) (a)             (74.0)
                                                                                         (8.3) (c)
                                                -----------        ---------           ------            -----------

Income from continuing operations                     146.0              9.4              1.6                  138.2
Loss from discontinued operations,  net of
   tax                                                   --               --               --                     --
                                                -----------        ---------           ------            -----------
Net income                                      $     146.0        $     9.4          $   1.6            $     138.2
                                                ===========        =========          =======            ===========
Basic earnings per share:
  Income from continuing operations             $      0.44                                              $      0.42
  Discontinued operations, net of tax                    --                                                       --
                                                -----------                                              -----------
  Net income                                    $      0.44                                              $      0.42
                                                ===========                                              ===========

Diluted earnings per share:
  Income from continuing operations             $      0.44                                              $      0.42
  Discontinued operations, net of tax                  -                                                        -
                                                -----------                                              -----------
  Net income                                    $      0.44                                              $      0.42
                                                ===========                                              ===========

             See notes to unaudited pro forma consolidated condensed
                             financial statements.

                            BAKER HUGHES INCORPORATED

   UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF FINANCIAL POSITION
                            AS OF SEPTEMBER 30, 2000

                                  (IN MILLIONS)


                                                                   DISPOSAL OF
                                                                 CERTAIN ASSETS
                                                                   OF WESTERN
                                                BAKER HUGHES       GEOPHYSICAL       PRO FORMA
                                                INCORPORATED        DIVISION        ADJUSTMENTS          PRO FORMA
                                                ------------      ------------     --------------       ------------

ASSETS

CURRENT ASSETS:

  Cash and cash equivalents                     $      53.2       $      --          $   493.4  (d)       $     53.2
                                                                                        (493.4) (f)
  Accounts receivable, net                          1,128.4            (5.6)              (8.4) (e)          1,114.4
  Inventories                                         833.0            (0.7)                --                 832.3
  Net assets of discontinued operations               218.1              --                 --                 218.1
  Other current assets                                212.5           (14.2)                --                 198.3
                                                -----------       ---------          ---------            ----------
    Total current assets                            2,445.2           (20.5)              (8.4)              2,416.3

Investment in affiliate                                  --          1,274.4            (493.4) (d)            789.4
                                                                                           8.4  (e)
Property, net                                       1,909.6          (423.0)                --               1,486.6
Goodwill and other intangibles, net                 1,641.4          (261.2)                --               1,380.2
Multiclient seismic data and other assets           1,005.9          (692.0)                --                 313.9
                                                -----------       ---------          ---------            ----------
    Total assets                                $   7,002.1       $  (122.3)         $  (493.4)           $  6,386.4
                                                ===========       =========          =========            ==========
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

  Accounts payable                              $     399.1       $    (8.6)         $      --            $    390.5
   Short-term borrowings and current portion
   of long-term debt                                    8.9            (0.5)                --                   8.4
  Accrued employee compensation                       261.4           (11.9)                --                 249.5
  Other current liabilities                           275.0           (12.0)                --                 263.0
                                                -----------       ---------          ---------            ----------
    Total current liabilities                         944.4           (33.0)                --                 911.4

Long-term debt                                      2,640.6            (0.3)            (493.4) (f)          2,146.9
Deferred income taxes                                  73.1              --                 --                  73.1
Deferred revenue and other long-term
  liabilities                                         268.0           (89.0)                --                 179.0

Stockholders' equity:
  Common stock                                        331                --                 --                 331.9
  Capital in excess of par value                    3,025.0              --                 --               3,025.0
  Accumulated deficit                                 (19.5)             --                 --                 (19.5)
  Accumulated other comprehensive loss               (261.4)             --                 --                (261.4)
                                                -----------       ---------          ---------            ----------
    Total stockholders' equity                      3,076.0              --                 --               3,076.0
                                                -----------       ---------          ---------            ----------
    Total liabilities and stockholders'
      equity                                    $   7,002.1       $  (122.3)         $  (493.4)           $  6,386.4
                                                ===========       =========          =========            ==========

             See notes to unaudited pro forma consolidated condensed
                             financial statements.

                            BAKER HUGHES INCORPORATED

    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

     The following pro forma adjustments have been made to the historical financial statements of the Company:

(a) To record the Company's equity interest, including amortization of the Company's excess investment, and related tax effect in Western GECO's loss for the year ended December 31, 1999 and for the nine months ended September 30, 2000.

(b) To reduce interest expense using the weighted average interest rate for the Company's commercial paper of 5.20% for the year ended December 31, 1999 and 6.23% for the nine months ended September 30, 2000 as a result of the assumed repayment of outstanding indebtedness as of the beginning of the periods presented.

(c) To provide for additional U.S. income taxes at the statutory rate of 36% for the reduction in interest expense for the periods presented

(d) To record cash received in exchange for the transfer of a portion of the Company's ownership in Western GECO and the sale of certain assets.

(e) To record the contribution of required working capital by the Company to Western GECO.

(f) To record the application of cash received to repay outstanding indebtedness.

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